UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21329

AGILE FUNDS, INC.
(Exact name of registrant as specified in charter)

4909 Pearl East Circle, Suite 300, Boulder, Colorado			80301
(Address of principal executive offices)			(Zip code)

Marc Nicolay, President Tactical Allocation Services LLC 4909 Pearl East Circle, Suite 300 Boulder, Colorado 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-440-6500

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1.  Reports to Stockholders.

ANNUAL REPORT

October 31, 2006

PRESIDENT’S LETTER

October 31, 2006

To Our Valued Shareholders:

As I reported in the semi-annual report, the first six months of the fiscal year saw strong performance for both the Agile Multi-Strategy Fund and for the markets. contrast, the Fund dramatically underperformed the markets in the second half of the fiscal year. For the six month period ending October 31, 2006, the fund had a return of (0.92%) while the S&P 500 index was up 6.12%.

The performance was especially disappointing as there was a high correlation between the Fund and the S&P 500 during periods of market decline in May and June but low correlation (and limited appreciation) in later months when the markets posted gains.

Over the six-month period, the trading and fixed-income arbitrage strategies contributed slightly positively to the performance of the Fund. These small gains, however, were more than offset with the losses in convertible arbitrage, event driven and the long/short equity strategies.

The Adviser informed the Board that notwithstanding the sustained effort by the Adviser’s investment team to respond to limitations impacting the Fund’s performance, the Adviser had concluded that there were no viable alternatives available to the Fund short of changing the fundamental investment philosophy of the Fund. Based on that information, and after consideration of various alternatives, the Board of Directors reached the difficult decision to close the Fund to new investors and to additional investments by existing shareholders at a meeting with the Adviser and Board Directors on December 18, 2006. The Board also directed the officers to prepare for an orderly liquidation of the Fund, subject to necessary shareholder approvals, any, under applicable law. The proposed effective date for the liquidation has yet to be determined.

If you have any questions regarding these changes, we can be reached (303) 440-6500.

Respectfully,

Marc Nicolay

President/CEO

Certain portions of this letter may contain a discussion of positions and/or recommendations as of a specific prior date. Due to various factors, including changing market conditions, such discussion may no longer be reflective of current position(s) and/or recommendation(s). No reader should assume that any such discussion serves as the receipt of, or a substitute for, personalized advice from Tactical Allocation Services, Inc. or from any other investment professional. Past performance is not indicative of future results. Therefore, no reader should assume that future performance of any specific investment, investment strategy or product made reference to directly or indirectly in this newsletter, will be profitable or equal the corresponding indicated performance level(s). Different types of investments involve varying degrees of risk, and there can be no assurance that any specific investment will either be suitable or profitable for a specific reader’s investment portfolio.

FUND EXPENSES

October 31, 2006

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as the 1% fee on redemption of Fund shares made within 60 days of purchase) and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2006 and held until October 31, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transaction fees were included, your costs would have been higher.

Agile Multi-Strategy Fund

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	(5/1/06-10/31/06)
Actual Fund Return	$1,000.00	$987.74	$22.19
Hypothetical Fund Return	$1,000.00	$1,002.88	$22.36

*      Expenses are equal to the Fund’s annualized expense ratio of 4.43%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/365 (to reflect the half-year period).

STRATEGY BREAKDOWN

October 31, 2006

PERFORMANCE

Comparison of Change in Value of $10,000 Investment in the Agile Multi-Strategy Fund and the Standard & Poor’s (“S&P”) 500 Index.

		Annualized
	Since Fund’s		Since Fund’s
Performance	Inception (1/21/04)	1 Year	Inception (1/21/04)
Agile Multi-Strategy Fund	(3.30)%	5.45%	(1.20)%
S&P 500 Index	30.31%	16.33%	9.79%

The total return figures represent past performance and are not indicative of future results. Current performance may be higher or lower than performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return figures are net of all fund expenses and reflect all fee waivers. Without these fee waivers, total return would have been lower. To obtain most recent month-end performance call toll free 1.866.84.AGILE.

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Standard & Poor’s 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Agile Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of Agile Multi-Strategy Fund (the “Fund”), including the schedule of investments, as of October 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agile Multi-Strategy Fund as of October 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, on December 18, 2006 the board of directors of the Agile Multi-Strategy Fund directed the Fund’s officers to prepare for the orderly liquidation of the Fund, subject to the necessary shareholder approvals, if any, under applicable law.

SPICER JEFFRIES LLP

Greenwood Village, Colorado

December 4, 2006, (except for Note 9, as to which the date is December 18, 2006)

STATEMENT of INVESTMENTS

October 31, 2006

	Shares	Market Value
COMMON STOCKS - 23.87%
AUTO PARTS & EQUIPMENT - 0.22%
Mile Marker, Inc.	19,800	$47,520

COMMERCIAL SERVICES - 0.26%
Collectors Universe	4,100	57,236

DIVERSIFIED FINANCIAL SERVICES - 0.81%
Hennessy Advisors, Inc.	2,229	53,385
WP Stewart & Co. Ltd.	9,000	124,200
		177,585
FOOD - 0.98%
Tesco Plc (a)	9,500	214,938

HEALTHCARE - SERVICES - 0.38%
Laboratory Corp. of America Holdings *	1,200	82,188

INSURANCE - 4.55%
Berkshire Hathaway, Inc. *	89	312,835
Fidelity National Title Group, Inc.	18,000	396,180
First American Corp.	4,000	163,320
Stewart Information Services Corp.	3,200	118,592
		990,927
INTERNET - 3.17%
eBay, Inc. *	9,800	314,874
NetFlix, Inc. *	13,600	376,176
		691,050
MINING - 2.83%
Dundee Precious Metals, Inc. *	11,600	128,091
Newmont Mining Corp.	5,700	258,039
PAN American Silver Corp. *	10,400	230,464
		616,594
OIL & GAS - 1.45%
Precision Drilling Trust	11,000	315,260

RETAIL - 6.80%
Ark Restaurants Corp.	2,100	58,527
Barnes & Noble, Inc.	5,300	218,943
Costco Wholesale Corp.	5,300	282,914
Home Depot, Inc.	5,800	216,514
PF Chang’s China Bistro, Inc. *	6,400	267,648
Sears Holding Corp. *	1,500	261,705
Sleep Country Canada Income Fund	7,500	175,987
		1,482,238
SOFTWARE - 0.16%
Trintech Group Plc (a) *	10,700	34,775

TRANSPORTATION - 0.93%
Oesterreichische Post AG *	4,500	201,880

	Shares	Market Value
COMMON STOCKS (cont’d)
WATER - 1.33%
Pico Holdings, Inc. *	9,000	$290,970

TOTAL COMMON STOCKS
(Cost $4,602,639)		5,203,161

INVESTMENT TRUSTS - 0.57%
AG Growth Income Fund	8,300	123,803

TOTAL INVESTMENT TRUSTS
(Cost $124,173)		123,803

WARRANTS - 34.48%
Agile Dynamic Fund Linked Warrant	312	7,516,080

TOTAL WARRANTS
(Cost $6,995,760)		7,516,080

MONEY MARKET MUTUAL FUNDS - 40.78%
AIM Prime Portfolio	8,888,052	8,888,052

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $8,888,052)		8,888,052

	Expiration	Exercise	Number of
	Date	Price	Contracts
PURCHASED OPTIONS - 0.90%
CALLS-0.53%
Microsoft Corp. *	January, 2008	$20.00	121	$115,555

PUTS-0.37%
Interoil Corp. *	January, 2008	25.00	58	51,620
iShares Russell 2000 Index Fund	November, 2006	75.00	27	1,958
WCI Communities, Inc. *	January, 2008	20.00	43	27,090
				80,668
TOTAL PURCHASED OPTIONS
(Cost $175,878)				196,223

Total Investments - 100.60%				21,927,319
(Cost $20,786,502)

Liabilities in Excess of Other Assets - (0.60)%				(131,304)
TOTAL NET ASSETS - 100.00%				$21,796,015

* Non-income producing security
(a) ADR - American Depository Receipt

See Notes to Financial Statements

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
AC Moore Arts & Crafts, Inc. *	(10,800)	$(236,844)
Dell, Inc. *	(2,500)	(60,825)
EPIQ Systems, Inc. *	(4,000)	(61,120)
Evergreen Energy, Inc. *	(4,200)	(53,970)
iShares Russell 2000 Index Fund *	(4,000)	(304,680)
Move, Inc. *	(21,813)	(104,266)
Texas Roadhouse, Inc. *	(11,600)	(167,620)
WCI Communities, Inc. *	(7,100)	(114,452)

Total Securities Sold Short		$(1,103,777)
(Proceeds $999,910)

SCHEDULE OF CALL OPTIONS WRITTEN

	Expiration	Exercise	Number of
Name	Date	Price	Contracts	Value
Convera Corp. *	January, 2007	$5.00	(50)	$(3,250)
Convera Corp. *	January, 2007	7.50	(7)	(52)
Convera Corp. *	April, 2007	5.00	(46)	(4,370)
Convera Corp. *	April, 2007	7.50	(88)	(2,420)
eBay, Inc. *	January, 2007	30.00	(40)	(14,600)
Evergreen Energy, Inc. *	December, 2006	15.00	(72)	(4,320)
Evergreen Energy, Inc. *	January, 2007	12.50	(47)	(9,048)
Home Solutions, Inc. *	January, 2007	7.50	(175)	(7,875)
Interoil Corp. *	January, 2007	15.00	(40)	(21,000)
Interoil Corp. *	March, 2007	12.50	(70)	(52,150)
Movie Gallery, Inc. *	March, 2007	2.50	(175)	(6,563)
PAN American Silver Corp. *	April, 2007	20.00	(30)	(12,000)
Sears Holdings Corp. *	January, 2007	155.00	(8)	(19,560)
Sears Holdings Corp. *	January, 2007	160.00	(4)	(8,240)
Sears Holdings Corp. *	March, 2007	175.00	(3)	(4,650)

Total Call Options Written				$(170,098)
(Proceeds $132,833)

* Non-income producing security

See Notes to Financial Statements

STATEMENT of ASSETS & LIABILITIES

October 31, 2006

Assets:
Investments, at value (Cost - $20,786,502)	$21,927,319
Dividends receivable	6,005
Interest receivable	46,278
Deposit with broker for securities sold short	1,862,812
Receivable for portfolio shares sold	4,000
Receivable for investments sold (Cost $49,760)	47,379
Total Assets	23,893,793

Liabilities:
Securities sold short (Proceeds $999,910)	1,103,777
Call options written at value (Premiums received $132,833)	170,098
Foreign Cash (Proceeds $405,726)	441,694
Payable for investments purchased	224,039
Payable for portfolio shares redeemed	74,352
Accrued investment advisory fee	49,558
Accrued operating service fee	19,823
Accrued 12b-1 fee	14,437
Total Liabilities	2,097,778
Net Assets	$21,796,015

Composition of Net Assets:
Paid in capital	23,965,144
Accumulated net investment loss	(2,699,805)
Accumulated net realized loss on investments, options, futures, securities sold short and foreign currency transactions	(430,660)
Net unrealized appreciation in value of investments, options, futures, securities sold short and translation of assets and liabilities denominated in foreign currencies	961,336
Net Assets	$21,796,015

Net asset value per share:
Net Assets	$21,796,015
Shares of common stock outstanding (300,000,000 shares authorized at $0.001 par value)	2,254,820
Net asset value and redemption price per share	$9.67

See Notes to Financial Statements

STATEMENT of OPERATIONS

For the Year Ended October 31, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $5,809)	$108,264
Interest	305,482
Other Income	150,322
Total Income	564,068

Expenses:
Investment advisory fee	650,113
Operating service fee	260,045
12b-1 fee	260,045
Total Expenses	1,170,203
Net Investment Loss	(606,135)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	750,027
Futures contracts	(21,828)
Foreign currency transactions	32,157
Securities sold short	277,734
Change in unrealized appreciation on investment securities, warrants, options, futures contracts, foreign currency transactions and securities sold short	926,154
Net gain on investments, options, futures, foreign currency transactions and securities sold short	1,964,244
Net Increase in Net Assets From Operations	$1,358,109

See Notes to Financial Statements

STATEMENTS of CHANGES in NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/06	10/31/05
Operations
Net investment loss	$(606,135)	$(1,139,584)
Net realized gain (loss) on:
Investment securities	750,027	(363,762)
Futures contracts	(21,828)	(160,419)
Foreign currency transactions	32,157	(3,072)
Securities sold short	277,734	95,457
Change in net unrealized appreciation/(depreciation) on investment securities, futures contracts, options, foreign currency transactions and securities sold short	926,154	1,012,737
Net increase (decrease) in net assets from operations	1,358,109	(558,643)

Share Transactions (Note 2)
Proceeds from sales of shares	5,135,380	4,426,281
Cost of shares redeemed	(13,297,825)	(22,517,860)
Redemption fees	5,636	1,284
Net decrese in net assets from share transactions	(8,156,809)	(18,090,295)
Net decrease in net assets	(6,798,700)	(18,648,938)

Net Assets
Beginning of period	28,594,715	47,243,653
End of period *	$21,796,015	$28,594,715

* Includes accumulated net investment loss of:	$(2,699,805)	$(2,093,670)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the	For the	For the Period
	Year Ended	Year Ended	1/21/04 (inception)
	10/31/06	10/31/05	to 10/31/04
Selected Per-Share Data
Net asset value - beginning of period	$9.17	$9.31	$10.00
Income from investment operations:
Net investment loss	(0.53)	(0.48)	(0.19)
Net realized and unrealized gain (loss) on investments	1.03	0.34	(0.50)
Total from investment operations	0.50	(0.14)	(0.69)
Net asset value - end of period	$9.67	$9.17	$9.31
Total Return(2)	5.45%	(1.50)%	(6.90	)%(3)
Ratios and Supplemental Data
Net assets, end of period (000)	$21,796	$28,595	$47,244
Ratio of expenses to average net assets (excluding dividends/interest on short sales/swaps)	4.50%	4.57%	4.12	%(1)
Ratio of expenses to average net assets	4.50%	4.71%	4.73	%(1)
Ration of expenses to average net assets without fee waiver (excluding dividends/ interest on short sales/swaps)	4.50%	4.57%	4.53	%(1)
Ratio of expenses to average net assets without fee waivers	4.50%	4.71%	5.14	%(1)
Ratio of net investment loss to average net assets	(2.33)%	(2.95)%	(3.72	)%(1)
Ratio of net investment loss to average net assets without fee waivers	(2.33)%	(2.95)%	(4.13	)%(1)
Portfolio turnover rate	35%	120%	1014%

(1) Annualized

(2) Total returns for less than one year are not annualized.

(3) Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

1.  Significant Accounting and Operating Policies Agile Funds, Inc., an open-end registered investment company (the “Company”) was organized as a Maryland corporation by Articles of Incorporation dated February 12, 2003. The Company currently offers one series of shares to investors, the Agile Multi-Strategy Fund (the “Fund”). The Fund is a non-diversified series with an investment objective to achieve consistent absolute returns with low correlation to traditional financial market indices. The Fund commenced operations on January 21, 2004. The Articles of Incorporation permit the Directors to create additional funds and classes.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:  The net asset value of Fund shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. Each determination will be made by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price; by valuing portfolio securities for which a quote is readily available at the last quoted price; by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Directors, although others may do the actual calculation. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign Securities:  Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Fund values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non- U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors.

Futures Contracts:  A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Options:  The Fund may write put and call options. When the Fund writes a put or option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, as liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase put and call options. When the Fund purchases a call or option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, which is included in the Annual and Semi-Annual reports to shareholders, an investment, and is subsequently marked-to-market to reflect the current market value the option. If an option expires on the stipulated expiration date or if the Fund enters into closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of security acquired is increased by the premium paid for the call. If the Fund exercises a option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Written option activity as of October 31, 2006 was as follows:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, October 31, 2005	514	$70,456	77	$67,575
Options written	3,921	819,895	67	13,662
Options exercised or closed	(3,475)	(747,138)	(127)	(27,738)
Options expired	(105)	(10,380)	(17)	(53,499)
Outstanding, October 31, 2006	855	$132,833	—	$—

Swap Agreements:  The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return or exposure to certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the Counterparty is obligated to pay the amount of any net depreciation. The Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Taxes:  The Fund complies with the requirements under Subschapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Distributions to Shareholders:  Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions toshareholders are recorded by the Fund on the ex-dividend date. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Other:  Investment security transactions are accounted for on a trade-date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined using the specific identification method for financial reporting and income tax purposes. Income, fees and expenses, and realized and unrealized gains and losses are allocated daily to the Fund’s outstanding shares.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

2.  Shares of Beneficial Interest   On October 31, 2006 there were 300,000,000 shares of $.001 par value common stock authorized for the Fund. Transactions in shares of common stock were as follows:

	For the Year Ended	For the Year Ended
	October 31, 2006	October 30, 2005
Shares sold	538,738	474,206
Shares issued as reinvestment of dividends	—	—
Shares redeemed	(1,403,112)	(2,428,931)
Net decrease in shares	(864,374)	(1,954,725)
Shares outstanding - end of period	2,254,820	3,119,194

3.  Investment Transactions  Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2006, aggregated $5,999,127 and $6,258,888, respectively.

4.  Federal Income Taxation and Distributions  At October 31, 2006, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$20,792,293
Gross unrealized appreciation	1,242,073
Gross unrealized depreciation	(286,529)
Net unrealized appreciation on investments	$955,544

Proceeds from securities sold short are the same for tax and financial statement purposes.

As of October 31, 2006, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary loss	$(2,699,805)
Net realized capital losses	(424,869)
Net unrealized depreciation	955,545
Total accumulated deficit	$(2,169,129)

The Fund’s federal income tax capital loss carry forwards of $401,295 and $23,574 expire in 2012 and 2011, respectively. To the extent future gains are offset by capital loss carry forwards, such gains will not be distributed.

Distributions paid to shareholders are based on the net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, capital losses related to sales of securities within 30 days of purchase, cost of investments sold and net capital losses.

For the fiscal year ended October 31, 2006, the Fund did not have any income or capital gain distributions.

5.  Investment Advisory, Sub-Advisory and Operating Agreements  Tactical Allocation Services, Inc. (“Tactical”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. As compensation for its services to the Fund, Tactical receives an annual investment advisory fee of 2.5% based on the Fund’s average daily net assets. Tactical, in its capacity as adviser had entered into sub-advisory agreements

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

with Quantative Equity Securities, LLC (“QES”) and Centaur Capital Partners, L.P. to manage a portion of the investments of the Fund. On September 30, 2006, the Subadvisory Agreement between the Fund and QES terminated by its terms, and QES ceased serving as subadviser of the Fund. Tactical pays each sub-advisor an annual negotiated fee out of itsinvestment advisory fee received pursuant to the applicable Investment Advisory Agreement.

The Trust has entered into an Operating Services Agreement with Tactical to provide all day to day services to the Fund. The Fund will pay Tactical an annual operating service fee of 1.00% of the Fund’s daily net assets.

6.  Distributor  The Directors have adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Fund. Under the plan, ALPS Distributors, Inc. (“ADI”), the Distributor, receives a combined annual rate of 1.00% of the average daily net assets of the Fund, consisting of a 0.75% asset-based sales charge fee and a 0.25% service charge fee. ADI under the distribution and service plan, will pay all or a portion of this fee to financial intermediaries and other third parties including Greenberg and Associates Securities, Inc., an affiliated broker-dealer of the investment advisor, as compensation for their ongoing sales support services.

7.  Agile Dynamic Fund Linked Warrant  At October 31, 2006, the Fund was invested in Agile Dynamic Fund Linked Warrants. Each warrant entitles the Fund to receive from Societe Generale Warrants Limited N.V. (the “Issuer”), a cash settlement amount linked to the performance of the Agile Dynamic Fund (“ADF”), a hypothetical reference portfolio selected by Tactical. The warrants will expire, and will be deemed exercised automaticallyon February 2, 2009.

The investment objective of ADF is to seek capital appreciation over the medium term. Tactical has currently selected a reference portfolio consisting of a diversified basket of alternative investment strategies.

The settlement amount in respect of each warrant is an amount equal to the greater of zero or the product of (a) $100,000, the notional amount of each warrant and (b) the difference between the settlement price and the exercise price.

The settlement price in respect of a warrant is expressed as a percentage of the appreciation or depreciation of the underlying units of ADF. The units are valued on a daily basis on the fair value of ADF’s underlying investments. The exercise price, in respect of each warrant, is 75%.

The value of the Reference Portfolio is determined by the Issuer. At October 31, 2006, the Reference Portfolio consists of investments in individually managed accounts stated at an estimated fair value, which generally represent the Fund’s proportional share of the managed accounts. However, due to inherent uncertainty of valuations, the estimated values may differ significantly from the values that would have been obtained had a ready market for the managed accounts or the Warrants itself existed, and the differences could be material. The Fund also may have risk associated with its concentration of investments in one geographic region and in certain industries.

Additionally, the Fund is exposed to concentration and counterparty risks because a substantial amount of its assets are invested in the Warrant with the Issuer. In the event that the Issuer should fail to honor the terms of the Warrant agreement, the Fund may not have immediate access to the value of its investment.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

Under the terms of the Warrant, the Fund has no legal or beneficial ownership interest in the Reference Portfolio. Certain information for Reference Portfolio components underlying the Warrant is disclosed below.

Reference Portfolio	% of Net	10/31/06	Investment
Components	Assets	Fair Value	Objective
Component 1	0.69%	$151,328	CB & Volatility Arbitrage
Component 2	0.69%	150,490	CB & Volatility Arbitrage
Component 3	2.06%	448,443	CB & Volatility Arbitrage
Component 4	0.54%	117,030	CTAs
Component 6	2.58%	562,830	Event Driven & Risk Arbitrage
Component 7	1.10%	238,968	Event Driven & Risk Arbitrage
Component 8	4.60%	1,004,861	Event Driven & Risk Arbitrage
Component 9	0.89%	193,305	Event Driven & Risk Arbitrage
Component 10	1.14%	248,295	Event Driven & Risk Arbitrage
Component 12	2.45%	534,521	Fixed Income Arbitrage
Component 13	1.22%	265,790	Fixed Income Arbitrage
Component 15	1.32%	287,513	Global Macro
Component 16	2.12%	461,382	Long/Short Equity
Component 17	3.70%	807,814	Long/Short Equity
Component 18	1.00%	217,552	Long/Short Equity
Component 19	2.89%	629,429	Long/Short Equity
Component 20	2.22%	484,193	Long/Short Equity
Other Component	3.27%	712,336	Unallocated
	34.48%	7,516,080

8.  Concentration of Credit Risk  The Fund is engaged in various trading and brokerage activities in which counterparties primarily include broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Fund may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty or issuer of the instrument. It is the Fund’s policy to review, as necessary, the credit standing of each counterparty.

9.  Event Subsequent to the Date of the Report Of Independent Registered Public Accounting Firm  On December 18, 2006 the Directors of the Agile Multi- Strategy Fund directed the Fund’s officers to prepare for the orderly liquidation of the Fund, subject to the necessary shareholder approvals, if any, under applicable law. The proposed effective date for the liquidation has yet to be determined.

Effective the close of business on December 19, 2006, in light of the proposed liquidation, the Fund is closed to new investors and to additional investments by existing shareholders in preparation for the liquidation. The Directors have requested and received from Tactical, a contractual waiver of the management fee commencing January 1, 2007 through thecompletion of the liquidation. In addition, the Directors have terminated the Distribution and Service Plan for the Fund (Rule 12b-1 Plan). The Directors have also terminated the 1.00% redemption fee previously applicable to redemptions made within 60 calendar days after the date of purchase. Shareholders may now redeem at any time without being subject to the redemption fee.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting Agile Funds at 1-866-842- 4553 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

PROXY VOTING (UNAUDITED)

Fund policies and procedures used in determining how to vote proxies relating to fund securities and a summary of proxies voted by the Fund for the period ended June 30, 2006, are available without a charge, upon request, by contacting Agile Funds at 1.866.842.4553 and on the Commission’s website at http://www.sec.gov.

ADVISORY AGREEMENTS (UNAUDITED)

On September 25, 2006, the Board of Directors (the “Board”) met in person to discuss, among other things, the renewal of the Advisory Agreement (“Advisory Agreement”) between the Agile Funds, Inc. (the “Company”), on behalf of the Fund, and Tactical Allocation Services, Inc. (“Tactical” or the “Adviser”). As part of its review, the Board reviewed materials furnished by Tactical and third parties, and considered, among other things, the following material factors (although no one factor or subset of factors was dispositive with respect to their decision to renew the existing advisory agreement with Tactical):

•                  Nature, Extent, And Quality Of Services To Be Performed By The Adviser.  The Board discussed various topics relating to the Adviser’s business, includingthe relevant agreements with the Fund, the Adviser’s regulatory filings, and the financial information concerning the Adviser provided to the Board; the Adviser’s personnel, operations, and related compensation arrangements; the dollar amounts invested in the Fund by various officers and employees of the Adviser; and the portfolio team members responsible for the Fund’s investments. The Board discussed the Adviser’s approaches to best execution, noting that Adviser is prohibited from using “soft” commission dollars from the Fund to pay for research and brokerage services, and discussed the Adviser’s andthe Fund’s policies and procedures. The Board concluded that, based on analysis of the information described above, the nature, extent, and quality of services to be performed by the Adviser would be beneficial to the Fund shareholders, and that the Adviser had theinstitutional capabilities to deliver those services.

•                  Amount And Nature Of Fees To Be Paid To The Adviser, And Comparison Of Services And Fees With Other Similar Arrangements.  The Board discussed with the Adviser the compensation arrangements that the Adviser has with its other large clients, and the profitability of Fund operations to the Adviser. In the context of the review, the Board also took note of the existing compensation arrangements with the Fund’s subadvisers and the impact of such arrangements on the management fees retained by the Adviser. The Adviser represented to the Board that the Fund-related operations were

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

currently unprofitable to the Adviser, and have been unprofitable since the inception of the Fund. The Board noted that if the Fund were to grow, the fixed costs incurred by the Adviser would be amortized over a larger asset base, and there would be the potential for the Fund to become a profit center for the Adviser under the current contractual arrangements, especially as the losses under the Operating Services Agreement abate. The Adviser indicated that there were relatively few funds employing absolute return strategies comparable to those of the Fund. The Board concluded that the Fund’s overall fees, while higher than these other funds, were not unreasonable.

•                  Investment Performance. The Board discussed the investment performance of the Fund relative to other investment products advised by the Adviser, relative to similar funds, and relative to general market indices. The Board discussed the similarities and differences between the Fund and these other products, and the nature of the Fund’s focus on an absolute return strategy. The Board concluded that, although Fund performance was slightly negative since inception, the Fund had generated a positive return in most of the individual months of 2006, and more importantly, the Fund had achieved a positive year-to-date performance slightly in excess of 2.50% as of August 31, 2006.

•                  Economies Of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefitedfrom any economies of scale, and whether there is potential for realization of any further economies of scale in relation to the Advisory Agreement. The Board concluded that the Fund is currently too small to benefit from any economies of scale, and that theOperating Services Agreement, at present, helps to equitably protect the Fund from the lack of economies of scale at this time, especially in light of the continuing Fund redemptions.

•                  Ancillary Benefits.  The Board recognized that the Adviser may receive profits through the Operating Services Agreement if the asset size of the Fund were to increase, and that certain affiliates of the Adviser receive Rule 12b-1 payments from the Fund. The Board noted that the Adviser and subadvisers are prohibited from using “soft” commissiondollars from the Fund to pay for research and brokerage services. The Board considered whether there were any other intangible benefits that would accrue to the Adviser by virtue of its relationship with the Fund, and determined that there were none. The Board concluded that these ancillary benefits were consistent with regulatory requirements and were likely to benefit the Fund.

Based upon such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the material factors listed above, and after much discussion, the Board unanimously approved the continuation of the Advisory Agreement between the Company and Tactical for a one-year period ending September 30, 2007.

Directors

October 31, 2006

The following is a list of the directors and executive officers of the Company and their principal occupations over the last five years. Except for their service on the Company’s Board of Directors, the independent directors named below have not held any positions during the past two years with the Fund, any investment company, any investment adviser, any underwriter of the Fund, or any affiliate of the Fund or its investment advisers or underwriters. The Fund’s Statement of Additional Information includes additional information about the directors and is available upon request by calling toll-free 1-866-842-4453.

Independent Directors

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships
Geoffrey T. Pavlic (39)	Director	Mr. Pavlic has	None
24901 Northwestern		practiced law since 1995,
Highway		and is currently an attorney
Suite 611		with Steinberg Shapiro &
Southfield, MI 48075		Clark

Larry F. Pisciotta (64)	Director	Founder and President of	None
6911 S. Yosemite Street		Brakes Plus®
Englewood, CO 80012

Daniel L. Swires (51)	Director	Certified Public Accountant
9830 Isabelle Road		with Daniel L. Swires, CPA	None
Lafayette, CO 80026

Interested Directors and Officers

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships
Timothy Barnett (33)	Director	Timothy Barnett has served	None
4909 Pearl East Circle		as the Vice President of the
Suite 300		Adviser since January 2003.
Boulder, CO 80301		In addition, Mr. Barnett is
currently the Treasurer of
Greenberg & Associates, Inc.

Michael Brady (37) (1)	Chief Financial	Michael Brady has served as	None
4909 Pearl East Circle	Officer,	the President of the Adviser
Suite 300	Treasurer and	since 1996. Mr. Brady has
Boulder, CO 80301	Secretary	been the President of Agile
Group, LLC, a registered
investment adviser, since
2001. In addition, Mr. Brady
has been a Vice President
and Secretary of Greenberg
& Associates Securities, Inc.,
an NASD member broker/
dealer, since 1996.

(1)                  Michael Brady was Chief Financial Officer, Treasurer, and Secretary as of October 31, 2006, Harold Dierolf replaced Micheal Brady in each such capacity as an officer of the Trust. Effective December 18, 2006.

Directors

October 31, 2006

Interested Directors and Officers

	Position with	Principal Occupation	Other
Name, Age and Address	Agile Funds, Inc.	During the Past 5 years	Directorships
Neal R. Greenberg (51)	Senior	Neal R. Greenberg has served	None
4909 Pearl East Circle	Portfolio	as the Chief Executive Officer
Suite 300	Manager &	of the Adviser and on the
Boulder, CO 80301	Director	Advisor’s Board of Directors
since 1996. In addition,
Mr. Greenberg has been the
President of Greenberg &
Associates, Inc., a registered
investment adviser, since 1990.
Since 2001, Mr. Greenberg
has been the Chief Executive
Officer of Agile, LLC, a reg-
istered investment adviser.
Since 1996, Mr. Greenberg
has been the President and
Treasurer of Greenberg &
Associates Securities, Inc., an
NASD member broker/dealer.

Marc Nicolay (31)	President	Marc Nicolay has not served in	None
4909 Pearl East Circle	and Chief	any executive capacity with the
Suite 300	Executive	Adviser. Mr. Nicolay has been
Boulder, CO 80301	Officer	employed by affiliates of the
Adviser since 1997.

Steve Erwin (38)	Chief	Steve Erwin has not served in	None
4909 Pearl East Circle	Compliance	any executive capacity with the
Suite 300	Officer	Adviser. Mr. Erwin has served
Boulder, CO 80301		as the general counsel of the
Agile Group since 2005.

AGILE FUNDS, INC.

P. O. Box 1355

Denver, CO 80201-1355

1.866.84.AGILE

(866.842.4453)

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a current prospectus. Please read it carefully before investing.

For more information, please call 1.866.842.4453.

ALPS Distributors, Inc., distributor

Item 2.  Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)   Not applicable.

(c)   During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)         During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has designated Mr. Daniel L. Swires as the Registrant’s “audit committee financial expert.” Mr. Swires is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $21,200 and $18,000, respectively.

(b)                                 Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed for professional services rendered by the principal accountant for review of the January 31, and the July 31 unaudited Form N-Q reports and the April 30 Semi-Annual report were $5,800 and $7,700, respectively.

(c)                                  Tax Fees:  For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, aggregate fees of $3,000, and $5,700, respectively, were billed for professional services rendered by the principal accountant for tax compliance.  These services consisted of the review or preparation of U.S. federal and state tax returns, assistance regarding statutory, regulatory or administrative developments, and tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d)                                 All Other Fees:  For the Registrant’s fiscal years ended October 31, 2006 and October 31, 2005, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)              The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)              The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)              Not applicable.

(b)         The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGILE FUNDS, INC.

By:	/s/ Marc Nicolay
Marc Nicolay
President (Principal Executive Officer)

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc Nicolay
Marc Nicolay
President (Principal Executive Officer)

Date:	January 8, 2007

By:	/s/ Harold Dierolf
Harold Dierolf
Treasurer (Principal Financial Officer)

Date:	January 8, 2007